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                                                                    EXHIBIT 10.3


           AMENDMENT ONE TO THE CHANGE IN CONTROL AGREEMENT BETWEEN HENDERSON CITIZENS BANCSHARES, INC. AND MILTON S. MCGEE, JR.

     Amendment made this 16th day of December, 1998, by Citizens Bancshares, Inc., (the "Company"), a registered bank holding company which controls Citizens National Bank, a national bank with its principal offices in Henderson, Texas, as agreed to by Milton S. McGee, Jr., (the "Executive").

                             W I T N E S S E T H:

     WHEREAS, the Company and the Executive entered into a Change in Control Agreement (the "Agreement") effective as of June 12th, 1995; and

     WHEREAS, the Company and the Executive desire to amend the Agreement so as to provide that a reduction in the Executive's benefits as in effect immediately prior to a Change in Control will constitute "Good Reason" as that term is defined in the Agreement;

     WHEREAS, the Company pursuant to Article Five of the Agreement retained the authority to amend the Agreement if consented to by the Executive;

     WHEREAS, the Executive has consented to such amendment.

     NOW, THEREFORE, the Agreement is amended as follows effective as of the date set forth above:

     1. Section 4(ii) is deleted in its entirety and the following is substituted in its place:

          "(ii) A reduction of the Executive's base salary or a failure to provide comparable overall compensation (which includes any benefits provided for under each employee benefit plan, program and practice [other than as a result of year to year variations in bonuses, overtime or benefits consistent with past practice]), as in effect immediately prior to a Change in Control without the prior written consent of the Executive, which is not remedied within ten (10) calendar days after receipt by the Company of written notice from the Executive of such reduction."

     IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

                              HENDERSON CITIZENS BANCSHARES, INC.

                              By: /s/ Landon Alford
                                  -------------------------------------
                                    Landon Alford,
                                    Chairman of the Board

                              /s/ Milton S. McGee, Jr.
                              -----------------------------------------
                              Milton S. McGee, Jr.